                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                           --------------
                              FORM 8-K



                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

                  Date of Report:  January 17, 1997

                  NATIONAL VISION ASSOCIATES, LTD.

                         296 Grayson Highway
                    Lawrenceville, Georgia  30245
                           (770) 822-3600


Georgia             0-20001        58-1910859
------------------------------------------------------------------
(State of      (Commission         (IRS Employer
Incorporation) File No.)           Identification No.)
ITEM 5. OTHER EVENTS.
---------------------

     A.  PRESS RELEASE CONCERNING RIGHTS AGREEMENT

     On January 17, 1997, National Vision Associates, Ltd. (the "Company") issued a press release concerning the Company's implementation of a rights agreement. A copy of such press release is filed as Exhibit 99. 1 hereto and incorporated herein by reference.

     B. CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Company wishes to caution individuals that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results, and could cause the Company's actual consolidated results for the fourth quarter of 1996 and for subsequent accounting periods to differ materially from those expressed in any forward looking statements made by, or on behalf of, the Company.

        * Variations in the level of economic activity, employment and income levels of consumers.

        * The Company's ability to select in-stock merchandise that is attractive to customers.

        *       General economic cycles affecting consumer spending.

        *       Weather affecting retail operations.

        * Quality controls of the Company in optical manufacturing.

        * The Company's relationships with its host stores, including the Company's dependence on Wal-Mart for its current and continued operations. A majority of the Company's stores operate in Wal-Mart under a license agreement that permits Wal-Mart to terminate the license for any vision center that, following notice and the expiration of a cure period, is not in compliance with the agreement (the "Wal-Mart Agreement"). The Wal-Mart Agreement also limits the term of each vision center license.

        *       The mix of goods sold.

        *       Pricing and other competitive factors.

        *       Seasonality of the Company's business.

        *       Availability of optical and optometric professionals.
                A key element of the Company's business strategy and a requirement of the Wal-Mart Agreement is the availability of independent optometrists at clinics in or nearby the Company's vision centers. Failure of the Company to secure the services of such optical professionals could result in the termination of licenses for vision centers.

        * Regulatory environment in the states and other jurisdictions in which the Company does business.
                The field of optical retailing is regulated in the jurisdictions in which the Company operates. Due to changes from time to time in government regulations and the manner in which they are applied, the Company could be required to alter the manner in which it conducts business and thereby adversely affect the Company's operations or its relationship with Wal-Mart.

        * General risks arising from investing and operating in Mexico, including a different regulatory, political, and governmental environment, currency fluctuations, high inflation, price controls, restrictions on profit repatriation, lower per capita income and spending levels, import duties, value added taxes, and difficulties in cross-cultural marketing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.
--------------------------------------------------------------------

(a)   Financial Statement of Businesses Acquired.  None.
(b)   Pro Forma Financial Information.  None.

(c)   Exhibits.

      The following exhibits are filed herewith:

       4.1 Form of Common Stock Certificate of the Company *
       4.2 Amended and Restated Articles of Incorporation of the Company **
       4.3 Rights Agreement between the Company and Wachovia Bank of North Carolina, N.A., dated January 17, 1997. *
      99.1 Press Release dated January 17, 1997.  **

___________________________
* Incorporated by reference to the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, filed on January 17, 1997.

**  Filed herewith.

                             SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL VISION ASSOCIATES, LTD.
                                              (Registrant)


Date: January 17, 1997                By: s/ James W. Krause
                                         James W. Krause
                                         President and Chief Executive Officer
                           EXHIBIT INDEX


Exhibit
Number                        Description
--------                      --------------

 4.2 Amended and Restated Articles of Incorporation of the Company

99.1                          Press Release dated January 17, 1997